Exhibit 99.77(q)(1)

ITEM 77Q – Exhibits

(a)(1)	Articles Supplementary dated April 12, 2016 to Articles of Incorporation of Voya Partners, Inc. regarding the classification of Class R6 shares of certain Portfolios - Filed as an exhibit to Post-Effective Amendment No. 73 to Registrant’s Form N-1A Registration Statement on April 27, 2016 and incorporated herein by reference.